Warrants	6 Months Ended
Jun. 30, 2021
Warrants [Abstract]
WARRANTS

NOTE 5:- WARRANTS

In March 2008, in connection with the March 2008 Founders and Share Purchase Agreement, the Company granted to the investor warrants to purchase Convertible Preferred A shares (“Series A Warrants”), with an exercise price of NIS 0.84 ($0.23). The Series A Warrants may be converted at any time until the earlier of: (1) consummation of an initial public offering on certain stock exchanges as set forth in the warrant terms, with net proceeds to the Company of at least $15,000 (and pre-money valuation of at least $75,000), (2) merger or consolidation of the Company with another company, and (3) the sale of substantially all of the Company’s assets or substantially all of the shares to another party.

In connection with the first financing round that occurred in 2016, the Company granted to the investors warrants to purchase up to 2,775,398 Convertible D-2 Preferred shares (“Series D-2 Warrants”) at a price per share of $9.23.

The survival of Series D-2 Warrants shall be limited to a period ending upon the earlier of: (i) the lapse of 5 years from closing; or (ii) deemed liquidation event.

The Series D-2 Warrants will be exercised automatically if they are still outstanding on the final day of the warrant period as defined in the warrants grant letter, and if the fair market value of a warrant share is more than the exercise price for such share.

All outstanding Series A and D-2 warrants are classified as a long-term liability and are re-measured at each reporting date, as the underlying shares may be redeemed upon an event which is not solely in the control of the Company. Following the warrants conversions during 2020 and 2021, no Series A or Series D-2 Warrants were outstanding as of June 30, 2021.

On June 28, 2019, in connection with a Private Placement Memorandum (the “2019 PPM”), the Company included the following as part of its issuance costs: (i) warrants to purchase up to 200,596 series E-1 Preferred shares (“Series E-1 warrants”) at a price per share of $15.95 against payment of a total exercise amount of up to $3,200 and (ii) a cash fee of 10% of any new investment that were introduced by National Securities. The survival of the Series E-1 warrants shall be limited to a period ending upon 4 years from closing.

As of June 30, 2021, 200,596 Series E-1 warrants were outstanding and as a result of the IPO, the warrant liability to Convertible Preferred shares has been classified to warrants to Ordinary Shares in equity.